Exhibit 99.1







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                                            FOR IMMEDIATE RELEASE
                                            APRIL 19, 2004
                                            FOR ADDITIONAL INFORMATION
                                            CONTACT:  RANDY J SIZEMORE
                                                      SENIOR VICE PRESIDENT, CFO
                                                      (260) 358-4680



                         NORTHEAST INDIANA BANCORP, INC.
                        ANNOUNCES FIRST QUARTER EARNINGS

HUNTINGTON, INDIANA, -- Northeast Indiana Bancorp, Inc., (NEIB), the parent company of First Federal Savings Bank, has announced net income of $403,000 ($0.27 per diluted common share) for the first quarter ended March 31, 2004 compared to $481,000 ($0.33 per diluted common share) for the first quarter ended March 31, 2003. This represents a decrease of $78,000 or 16.2% between periods. The decrease is primarily due to much lower mortgage refinancing volumes during the current quarter when compared to the year earlier period. The current three months earnings equates to an annualized return on average assets
(ROA) of 0.73% and a return on average equity (ROE) of 5.92%.

Net interest income increased to $1.6 million for the quarter ended March 31, 2004 when compared to $1.5 million for the quarter ended March 31, 2003. The Company's net interest margin also improved 17 basis points to 3.01% for the current quarter compared to 2.84% for the year earlier quarter. This was primarily due to a decline in the cost of interest-bearing liabilities that was greater than the decline in interest-earning asset yields and to a lesser extent, higher average loan balances during the quarter ended March 31, 2004 compared to the quarter ended March 31, 2003.

Net charge-offs declined to $78,000 for the quarter ended March 31, 2004 compared to $339,000 for the quarter ended March 31, 2003. This trend along with relative stability in non-performing assets and minimal loan growth allowed the Company to continue with no provision for loan losses during the current quarter, unchanged from the year earlier period.

Non-interest income decreased $132,000 or 29.7% to $312,000 for the current period compared to $444,000 during the year earlier period. This decline was primarily due to decreases of $137,000 in net gain on sale of loans and $37,000 in trust and brokerage fees partially offset by an increase in other income of $50,000. Mortgage refinancing volume declines led to the decrease in net gain on sale of loans, while the conversion of trust assets to another financial institution during the third quarter of 2003 under a revenue sharing agreement led to the decline in trust and brokerage fees. Other income increased mainly due to increases in cash surrender value of life insurance on new bank owned life insurance ("BOLI") acquired late first quarter 2003 and to a lesser extent, a decline in the amortization of mortgage servicing rights quarter to quarter.

                                     -MORE-

Non-interest expense increased $63,000 to $1.4 million for the quarter ended March 31, 2004 compared to $1.3 million for the quarter ended March 31, 2003. This increase came primarily in salaries and employee benefits due to increased funding on a defined benefit pension plan, increased ESOP expense due to the Company's current share price, and less deferred loan origination fees due to lower mortgage volumes.

Net loans receivable increased $1.5 million to $165.2 million at March 31, 2004 compared to $163.7 million at December 31, 2003. Deposits increased $6.9 million or 5.6% to $128.9 million during the same time frame as all deposit area's experienced growth. Borrowed funds declined to $64.1 million at March 31, 2004 from $76.5 million at December 31, 2003 primarily from decreases in repurchase agreement accounts.

Shareholder's equity was $27.3 million at March 31, 2004 compared to $27.2 million at the prior year end. The Company announced that it would close out a previously announced stock repurchase program prior to completion during the current quarter but also announced the authorization of a new stock repurchase program. The new stock repurchase program will enable the Company to repurchase up to 5% or 74,446 common shares over the next twelve months. In the opinion of management, these repurchases help leverage Northeast Indiana Bancorp's remaining equity and tend to improve return on shareholder's equity.

The book value of NEIB's stock was $18.35 per common share as of March 31, 2004. The number of outstanding common shares was 1,488,914. The last reported trade of the stock on April 15, 2004 was $21.21 per common share.

Northeast Indiana Bancorp, Inc. is headquartered at 648 North Jefferson Street, Huntington, Indiana. The company offers a full array of banking, trust, and financial brokerage services to its customers through three full service branches located in Huntington, Indiana. The Company is traded on The NASDAQ Stock Market under the symbol "NEIB".

This press release may contain forward-looking statements, which are based on management's current expectations regarding economic, legislative and regulatory issues. Factors which may cause future results to vary materially include, but are not limited to, general economic conditions, changes in interest rates, loan demand, and competition. Additional factors include changes in accounting principles, policies or guidelines; changes in legislation or regulation; and other economic, competitive, regulatory and technological factors affecting each company's operations, pricing, products and services.

                                     -MORE-






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

                            NORTHEAST INDIANA BANCORP
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)

-------------------------------------------------------------------------------------------------------------------
                                                CONSOLIDATED STATEMENT OF FINANCIAL CONDITION

                                               ASSETS                                                  March 31,        December 31,
                                                                                                       ---------        ------------
                                                                                                         2004              2003
                                                                                                         ----              ----
Interest-earning cash and cash equivalents                                                          $  3,902,462       $  6,849,198
Noninterest earning cash and cash equivalents                                                          1,874,128          2,483,881
                                                                                                    --------------------------------
   Total cash and cash equivalents                                                                     5,776,590          9,333,079
Securities available for sale                                                                         40,278,949         43,687,318
Securities held to maturity estimated market value of $60,000 and $150,000 at  March 31, 2004 and
December 31, 2003                                                                                         60,000            150,000
Loans held for sale                                                                                      228,350                  -
Loans receivable, net of allowance for loan loss March 31, 2004 $1,694,249 and December 31, 2003
$1,772,109                                                                                           165,192,738        163,676,825

Accrued interest receivable                                                                              779,914            798,722
Premises and equipment                                                                                 2,126,833          2,061,781
Investments in limited liability partnerships                                                          1,544,340          1,602,147
Cash surrender value of life insurance                                                                 5,005,688          4,352,129
Other assets                                                                                           1,462,454          1,732,531
                                                                                                    --------------------------------
    Total Assets                                                                                    $222,455,856       $227,394,532
                                                                                                    ================================
                      LIABILITIES AND STOCKHOLDERS' EQUITY
Deposits                                                                                             128,871,600        122,009,736
Borrowed Funds                                                                                        64,142,637         76,545,485
Accrued interest payable and other liabilities                                                         2,115,216          1,644,751
                                                                                                    --------------------------------
    Total Liabilities                                                                                195,129,453        200,199,972
                                                                                                    --------------------------------

Retained earnings - substantially restricted                                                          27,326,403         27,194,560
                                                                                                    --------------------------------
    Total Liabilities and Shareholder's Equity                                                      $222,455,856       $227,394,532
                                                                                                    ================================
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

                        CONSOLIDATED STATEMENTS OF INCOME

                                                                      Three Months Ended
                                                                           March 31,

                                                                     2004            2003
                                                                    -----            ----
Total interest income                                            $3,009,497      $3,234,387
Total interest expense                                            1,434,391       1,740,049
                                                                 ----------      ----------
  Net interest income                                            $1,575,106      $1,494,338
-------------------------------------------------------------------------------------------


Provision for loan losses                                              --              --
  Net interest income after provision for
  Loan losses                                                    $1,575,106      $1,494,338
                                                                 ----------      ----------

    Service charges on deposit account                               84,371          84,535
    Net gain on sale of loans                                        28,549         165,574
    Net gain  on sale of repossessed assets                           5,690          14,354
    Trust and brokerage fees                                         14,924          51,696
    Other income                                                    177,947         127,517
-------------------------------------------------------------------------------------------
Total noninterest income                                         $  311,481      $  443,676
-------------------------------------------------------------------------------------------

    Salaries and employee benefits                                  746,306         659,752
    Occupancy                                                       112,255         123,727
    Data processing                                                 164,084         169,085
    Deposit insurance premiums                                        4,684           5,154
    Professional fees                                                70,648          77,717
    Correspondent bank charges                                       53,373          45,937
    Other expense                                                   204,588         211,080
-------------------------------------------------------------------------------------------
Total noninterest expenses                                        1,355,938       1,292,452
-------------------------------------------------------------------------------------------
  Income before income tax expenses                              $  530,649      $  645,562
-------------------------------------------------------------------------------------------
Income tax expenses                                                 128,059         164,350
                                                                 --------------------------
  Net Income                                                     $  402,590      $  481,212
                                                                 ==========================
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                             NORTHEAST INDIANA BANCORP
                   CONDENSED CONSOLIDATED FINANCIAL STATEMENTS
                                   (UNAUDITED)




                                                 SELECTED FINANCIAL DATA
                                                                        Three Months Ended
                                                                              March 31,
                                                                        2004             2003
                                                                        ----             ----
Basic Earnings per share                                                   0.28             0.34
Dilutive Earnings per share                                                0.27             0.33
Net interest margin                                                        3.01%            2.84%
Return on average assets                                                   0.73%            0.87%
Return on average equity                                                   5.92%            7.23%
Average shares outstanding- primary                                   1,445,178        1,432,020
Average shares outstanding- diluted                                   1,498,448        1,478,751

------------------------------------------------------------------------------------------------
Allowance for loan losses:
   Balance at beginning of period                                    $1,772,109       $2,135,630
   Charge-offs:
      One-to-four family                                                   --             25,954
      Commercial real estate                                               --            201,379
      Commercial                                                           --            100,488
      Consumer                                                          112,191           92,148
                                                                     ---------------------------
         Gross charge-offs                                              112,191          419,969
                                                                     ---------------------------
   Recoveries:
      One-to-four family                                                   --               --
      Commercial real estate                                               --               --
      Commercial                                                           --             13,000
      Consumer                                                           34,331           67,850
                                                                     ---------------------------
          Gross recoveries                                               34,331           80,850
                                                                     ---------------------------
    Net charge-offs                                                       77,860          339,119
   Additions charged to operations                                         --               --
                                                                     ---------------------------
    Balance at end of period                                          $1,694,249      $1,796,511
                                                                     ===========================
   Net loan charge-offs to average loans (1)                               0.18%            0.85%

------------------------------------------------------------------------------------------------


Nonperforming assets (000's)                                         At March 31,  At December 31,
   Loans:                                                               2004              2003
                                                                     ----------       ----------
      Non-accrual                                                    $    2,805       $    2,413
      Past 90 days or more and still accruing                              --               --
      Troubled debt restructured                                           --               --
                                                                     ---------------------------
          Total nonperforming loans                                       2,805            2,413
   Real estate owned                                                         89              162
   Other repossessed assets                                                  17                3
                                                                     ---------------------------
         Total nonperforming assets                                  $    2,911       $    2,578
                                                                     ===========================
   Nonperforming assets to total assets                                    1.31%            1.13%
   Nonperforming loans to total loans                                      1.68%            1.46%
   Allowance for loan losses to nonperforming loans                       60.39%           73.44%
   Allowance for loan losses to net loans receivable                       1.02%            1.07%

------------------------------------------------------------------------------------------------


                                                                             At March 31,
                                                                        2004             2003
                                                                     ----------       ----------

Stockholders' equity as a % of total assets                               12.28%           11.85%
Book value per share                                                 $    18.35       $    17.93

Common shares outstanding- EOP                                        1,488,914        1,483,909
(1) Ratios for the three-month periods are annualized
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